UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2022

ALLOVIR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39409	83-1971007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

AlloVir, Inc.

1100 Winter Street

Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(617) 433-2605

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ALVR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On July 26, 2022, AlloVir, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with the investors identified therein. Pursuant to the Purchase Agreement, the Company agreed to sell and issue to the investors in a registered direct offering an aggregate of 27,458,095 shares of the Company’s common stock, par value $0.0001 per share (the “Shares”), at a purchase price of $4.61 per Share (the “Offering”) for gross proceeds of approximately $126.6 million. The Company intends to use the net proceeds from the Offering, together with existing cash, cash equivalents and investments to complete enrollment and achieve data readouts in all three of the Company’s ongoing Phase 3 trials of its lead multi-virus specific T cell therapy candidate, posoleucel, for the continued advancement of manufacturing processes to support regulatory submissions, for other research and development activities for its product candidates, and for general corporate purposes. The Offering is anticipated to close on or about July 28, 2022, subject to satisfaction of customary closing conditions.

The representations, warranties and covenants contained in the Purchase Agreement were made only for the purpose of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. The foregoing summary of the Purchase Agreement is qualified in its entirety by the full text of the Purchase Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

The shares of Common Stock were offered by the Company pursuant to an effective shelf registration statement on Form S-3 (File No. 333-258539), as amended, which was declared effective by the Securities and Exchange Commission on February 28, 2022.

A copy of the legal opinion of Goodwin Procter LLP relating to the validity of the Shares issued in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Item 1.01 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding AlloVir’s anticipated use of net proceeds from the offering and cash availability following the offering, statements regarding the completion and timing of the offering, development and regulatory status of AlloVir’s product candidates, the planned conduct of its preclinical studies, and clinical trials and its prospects for success in those studies and trials, and its strategy, business plans and focus. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this Item 1.01 are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties, and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Item 1.01, including, without limitation, those related to AlloVir’s financial results, the timing and successful completion of the registered offering of AlloVir’s common stock, the timing for the initiation and successful completion of AlloVir’s clinical trials of its product candidates, whether and when, if at all, AlloVir’s product candidates will receive approval from the U.S. Food and Drug Administration, or FDA, or other foreign regulatory authorities, competition from other biopharmaceutical companies, the impact of the COVID-19 pandemic on AlloVir’s product development plans, supply chain, and business operations and other risks identified in AlloVir’s SEC filings, including but not limited to the risks discussed in AlloVir’s Annual Report on Form 10-K for the year ended December 31, 2021 and in our other filings with the SEC. AlloVir cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. AlloVir disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this Item 1.01 represent AlloVir’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date.

Item 7.01	Regulation FD Disclosure

On July 27, 2022, the Company issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Exhibit 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Goodwin Procter LLP

10.1	Securities Purchase Agreement, dated as of July 26, 2022, by and between AlloVir, Inc. and the investors identified therein.

23.1	Consent of Goodwin Procter LLP (contained in Exhibit 5.1)

99.1	Press Release dated July 27, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2022	AlloVir, Inc.

	By:	/s/ William Wheeler
Name: William Wheeler
Title: Vice President, Corporate Law